UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04627
Name of Registrant:	Vanguard Convertible Securities Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2015 – November 30, 2016
Item 1: Reports to Shareholders

Annual Report | November 30, 2016

Vanguard Convertible Securities Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Convertible Securities Fund provides investors exposure to corporate bonds and preferred stocks that can be exchanged for common stocks at a predetermined price.

• For the 12 months ended November 30, 2016, the Convertible Securities Fund returned 3.11%. The fund trailed both its benchmark and the average return of its peers.

• Limited exposure to higher-risk preferred stocks weighed on the fund’s performance relative to its benchmark.

• Although the fund invests primarily in U.S. convertibles, about a third of its assets are in international securities. Broadening the fund’s mandate over the years to include international securities has enhanced its diversification.

• Please note that Jean-Paul Nedelec, co-portfolio manager of the fund’s non-U.S.
securities, retired from Oaktree Capital Management, the fund’s advisor, at the end of 2016. We are grateful for his leadership and tremendous contribution to the fund’s international strategy since 2010.

Total Returns: Fiscal Year Ended November 30, 2016
Total
Returns
Vanguard Convertible Securities Fund	3.11%
Convertibles Composite Index	4.62
Convertible Securities Funds Average	4.41
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended November 30, 2016
Average
Annual Return
Convertible Securities Fund	5.89%
Convertibles Composite Index	5.81
Convertible Securities Funds Average	5.17
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.38%	1.30%

The fund expense ratio shown is from the prospectus dated March 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2016, the fund’s expense ratio was 0.3%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Convertible Securities Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you’re like most investors, a big question on your mind is: What’s in store for the markets and the economy in 2017?

At Vanguard, we’re just as curious about the immediate future. But our curiosity is tempered by our belief that forecasts should give a range of possible outcomes, not pinpoint predictions. After all, there are bound to be occurrences the experts won’t see coming.

What really matters for investors

In 2016, we saw two cases in point: The United Kingdom’s June vote to exit the European Union and the November election of Donald Trump as U.S. president. Both unexpected outcomes triggered swift market reactions. But despite some short-term volatility, the markets’ 12-month performance as of November 30, 2016, proved to be less dramatic. U.S. stocks and bonds posted returns close to their long-term averages. International stocks and bonds also advanced, although returns for U.S. investors were reduced by the strength of the U.S. dollar.

The surprises of 2016 remind us to be skeptical of overly precise short-term predictions about 2017. At the cusp of a new year, market prognosticators forecast where the Standard & Poor’s 500 Index or the yield on the 10-year Treasury note will end up in 12 months. Such predictions can be attention-getting. They can also be dead wrong.

Investors are better off taking note of long-term trends that stand to influence our economies and markets. We’re watching these trends closely, and we discuss our latest assessment in our 2017 economic and market outlook, which you can read at vanguard.com/research.

Our global economic outlook: Expect stabilization, not stagnation

One phenomenon in particular that we’re watching is the low-growth, low-interest-rate environment that has marked the global economy since the 2008–09 financial crisis. We don’t think this economic backdrop is simply the result of cyclically weak demand or long-term stagnation. Instead, certain structural forces are contributing: Falling technology costs are restraining the amounts businesses are spending on capital investment, an aging population is weighing on growth in the developed world, and the free movement of capital and products across the globe has restrained prices and wages.

In the near term, these forces will continue to dampen growth, inflation, and interest rates. They also make it unlikely that further monetary stimulus from central banks will do much to spur growth.

I realize this all may sound gloomy, but that’s not how we see it. We expect global growth to stabilize at more modest levels, not stagnate. The world isn’t headed for Japanese-style deflation, in which a widespread sustained drop in prices puts economic activity into hibernation.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	8.88%	14.45%
Russell 2000 Index (Small-caps)	12.08	6.45	13.98
Russell 3000 Index (Broad U.S. market)	8.31	8.68	14.41
FTSE All-World ex US Index (International)	0.26	-1.76	4.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.17%	2.79%	2.43%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.22	3.64	3.43
Citigroup Three-Month U.S. Treasury Bill Index	0.25	0.08	0.07

CPI
Consumer Price Index	1.69%	1.17%	1.30%

In fact, we believe that global growth could pick up modestly over time. Our expectation is based on a potential rebound in productivity as new digital technologies are used more effectively. We also anticipate a slight recovery in the labor force as the baby boom generation finishes its transition to retirement, nudging up demand for workers.

Put expansion in perspective

Looking to the United States, the world’s largest economy remains firmly on a long-term-growth path of about 2% per year. That’s lower than the historical average of 3.25% since 1950. We see such growth at this level as fundamentally sound, rather than abnormally low. Our evaluation takes into account lower U.S. population growth and the reality that the economic expansion from the 1980s until the financial crisis was fueled by debt, distorting the numbers.

Turning to prices, we think that core U.S. inflation should modestly exceed 2% in 2017. That, in turn, will support further interest rate hikes by the Federal Reserve, similar to the one at the end of 2016.

We expect the Fed to raise rates in 2017 before taking an extended pause, and we see the federal funds rate staying below 2% through at least 2018.

Prepare for muted returns

And what about prospects for the markets? Vanguard’s outlook for global stocks and bonds remains the most guarded in ten years, given fairly high stock valuations

Expect more modest returns, rely on time-tested principles

In Vanguard’s economic and market outlook for 2017, Global Chief Economist Joseph Davis and his team offer a projection of more modest returns from the global stock and bond markets. They caution that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

The team’s simulations indicate that for the decade ending in 2026, the average annualized return of a 60% stock/40% bond portfolio is likely to be centered in the 3%–5% range after inflation. That’s below the actual average after-inflation return of 6% for the same portfolio for the nine decades since 1926.

Ultimately, our global market outlook points toward a somewhat more challenging environment, yet one in which, over time, investors with an appropriate level of discipline, diversification, and patience are likely to be rewarded with reasonable inflation-adjusted returns.

For more information about our expectations and the probability of various outcomes, see 2017
Economic and Market Outlook: Stabilization, Not Stagnation, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model® (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from the VCMM are derived from 10,000 simulations for each modeled asset class. Simulations as of September 30, 2016. Results from the model may vary with each use and over time. For more information, see page 6.

and the low-interest-rate environment. We don’t expect global bond yields to increase materially from year-end 2016 levels.

Our outlook for global equities is annualized returns of 5%–8% over the next decade. This outlook isn’t bearish, but is actually fairly positive when you take into account the current low-rate environment. (See the box on page 5 for more.)

Focus on the four keys to investment success

Significant trends often happen gradually. Like shifting tides, they’re sometimes barely noticeable at first but ultimately can change the landscape entirely. Other times, apparent trends can end up receding before they have much of a long-term impact. Given the future’s inherent unpredictability, it’s not reasonable to expect a surefire block-buster revelation from any prognosticator or investment firm.

What to conclude, then? No matter what scenario plays out, we believe investors have the best chance for success if they stay focused on what they can control: their goals, asset allocation, and investment costs, along with the discipline to stick to a plan. As Tim Buckley, our chief investment officer, likes to say, this can be easy to say but harder to do, especially in times of uncertainty. Investors who can stay focused on those four keys will find themselves well-positioned to weather any market.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 12, 2016

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s Investment Strategy Group.
The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S.
and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

Advisor’s Report

The investment strategy of Vanguard Convertible Securities Fund is to create a highly diversified global portfolio of convertible securities. The fund emphasizes investments in convertible bonds with relatively near-term maturities or put dates. We focus on “balanced” convertibles, where the securities have a reasonable yield and stable credit quality, good call protection, and low to moderate conversion premiums. We believe these securities have a favorable balance of upside potential and downside risk. The fund underweights convertible preferred

Major Portfolio Changes
Fiscal Year Ended November 30, 2016

Additions	Comments
Inphi	Balanced convertibles with attractive growth profile. Realized profit
(1.125% convertible note due 12/01/20)	on the old issue and rotated into the more balanced new issue.
(0.75% convertible note due 09/01/21)
Micron Technology	Balanced convertible with strong equity catalysts.
(3.00% convertible note due 11/15/43)
SanDisk	Balanced convertible with limited downside and attractive upside
(0.50% convertible note due 10/15/20)	participation.
Semiconductor Manufacturing	Balanced convertible with limited downside risk and attractive equity
(0.00% convertible note due 07/07/22)	story.
Starwood Property Trust	Balanced convertibles with limited downside and attractive upside
(4.55% convertible note due 03/01/18)	participation.
(4.00% convertible note due 01/15/19)
Steinhoff International	Acted on temporary weakness to add this balanced convertible.
(1.25% convertible note due 08/11/22)

Reductions	Comments
Criteria Caixa (ex. CaixaBank)	Sold bond as it lost its optionality and lacked a balanced profile.
(1.00% convertible note due 11/25/17)
Red Hat	Sold out of position as bonds lacked a balanced profile.
(0.25% convertible note due 10/01/19)
SanDisk	Sold after acquisition by Western Digital received shareholder
(0.50% convertible note due 10/15/20)	approval.
Terumo	Sold position after it appreciated materially and lacked downside
(0.00% convertible note due 12/06/21)	protection.
WebMD	Sold as bonds lacked a balanced profile.
(2.50% convertible note due 01/31/18)
(1.50% convertible note due 12/01/20)
(2.625% convertible note due 06/15/23)
Wright Medical Group	Swapped into the more balanced new issue and realized profits in
(2.00% convertible note due 02/15/20)	the new issue after the bonds were no longer balanced.
(2.25% convertible note due 11/15/21)

shares, which are riskier but may offer higher returns. We do, however, consider them part of our investable universe and make some use of them.

Importantly, the fund does not invest in common stocks or nonconvertible debt. We do not attempt market-timing and therefore are fully invested, holding only a small amount of cash for potential investments. We believe that a portfolio of attractive, carefully selected convertible securities can produce equity-type returns with lower volatility and lower structural risk over long periods.

We are pleased to report that despite volatile market conditions, the fund returned 3.11% for the 12 months ended November 30, 2016. Convertible securities participated in the strength of underlying equities during market rallies, while providing downside protection during periods of volatility.

The fund underperformed the 4.62% return of its blended benchmark (70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index [hedged]).

The investment environment

Equities declined and credit spreads widened during the first three months of the period before reversing course. The rally was sparked by a combination of factors: the European Central Bank’s decision in early February to increase the size and scope of its quantitative easing program, the Federal Reserve’s dovish comments about the anticipated number of interest rate increases in 2016, rising energy and commodity prices, and capital flows into the high-yield bond market.

Through most of the second quarter, the market continued to move higher, and volatility was dampened. Financial markets pulled back sharply immediately after the United Kingdom’s June 23 Brexit vote, but they quickly bounced back and reached new highs by mid-July. Equity and corporate credit markets rallied sharply higher during the third quarter as investors moved past the Brexit vote and shifted their focus to corporate earnings and to a search in July and August for higher-yielding securities.

Modest gains continued into September as the markets digested policy announcements from a number of central banks. Investors also focused in September on uncertainty created by the U.S. presidential election campaign, by fallout from the Brexit result, and by Italy’s pending constitutional referendum. This uncertainty led the markets to decline in October, only to rebound in November after Donald Trump won the election.

The fund remains highly sensitive to underlying equity performance as a result of convertible bonds’ historically low coupons in the current interest rate environment. The portfolio remains structurally conservative, with short-to intermediate-term bonds—defined as bonds with maturities or puts within seven years—accounting for 92% of investments. Convertible preferred shares constitute almost 4% of the portfolio, a significant underweight versus the index. We are comfortable with our current portfolio construction, with its balance between equity participation and the downside protection provided by the fixed income component.

The new-issue market maintained the lackluster pace we saw in the second half of 2015. Issuance totaled $79.8 billion for the period, with the largest share of the supply ($38.5 billion) coming from the United States. Europe provided $28.1 billion in new deals, and Asia and Japan provided a combined $13.2 billion. Although we are disappointed in the volume of issuance, the recent rise in medium-term U.S. interest rates makes us optimistic that levels will pick up in the coming year.

Our successes

The portfolio’s sources of return were broad-based. Top absolute contributors to performance were convertibles issued by Cemex, SAB, WPX Energy, and Microchip Technology. By industry, our security selection in pharmaceuticals generated strong returns for the fund relative to the benchmark.

Our shortfalls

Although we trailed the benchmark for the 12 months, we are satisfied with our performance given our strategy of focusing on balanced convertibles. Our chief detractors were LinkedIn, which reported slower-than-expected growth, and Scorpio Tankers, which weakened amid concerns of oversupply in the oil product tanker market. By industry, our holdings in semiconductor firms hurt relative performance.

The fund’s positioning

We remain fully invested in a highly diversified, well-balanced portfolio of convertible securities. At the end of the period, 66% of the fund’s investments were in U.S.-based companies and the rest outside the United States. The fund had an attractive current yield of 2.0% and an average credit quality of Ba3/BB–. The vast majority of issuers in the fund are performing well and, importantly, enjoy good to strong credit fundamentals.

Mandatory convertible preferred securities dominated the U.S. new-issue market during the period. This structure was often used by acquisition-oriented companies implementing an equity-like financing package that credit agencies would treat favorably (but that would not protect holders in case of equity declines). Convertible preferred securities, though higher-yielding and traditionally from larger-capitalization issuers, provide less downside protection than our favored structure of intermediate-term bonds. Relative to the benchmark, we remain underweighted in convertible preferreds.

By maintaining our portfolio construction discipline on issuers that are balanced between equity participation and the downside protection provided by the fixed income component, the fund should perform relatively well in volatile equity markets.

The market outlook

Our outlook remains cautiously constructive. Demand for new issuance has remained strong, as market participants seek balanced paper. Our analysts continue to focus heavily on underlying credit fundamentals, as this component of the valuation protects us in a volatile equity market.

We note that over the past 20 years, convertibles have performed well when intermediate-term interest rates are rising. Therefore, we continue to believe that a portfolio of convertible securities that uses Oaktree’s investment approach (with its emphasis on minimizing losses during bad times, while participating in a meaningful part of the stock market’s appreciation) is a strategic means of generating equity-market-type returns with about two-thirds of its volatility.

Stu Spangler, CFA, Managing Director

Jean-Paul Nedelec, Managing Director

Abe Ofer, Managing Director

Jean-Pierre Latrille, Senior Vice President

Petar Raketic, Senior Vice President

Oaktree Capital Management, L.P.

December 19, 2016

Convertible Securities Fund

Fund Profile
As of November 30, 2016

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	169
30-Day SEC Yield	1.97%
Conversion Premium	39.1%
Average Weighted Maturity	4.4 years
Average Coupon	2.2%
Average Duration	4.1 years
Foreign Holdings	33.9%
Turnover Rate	103%
Expense Ratio[1]	0.38%
Short-Term Reserves	0.7%

Distribution by Maturity
(% of fixed income portfolio)
Under 1 Year	1.5%
1 - 5 Years	70.1
5 - 10 Years	25.0
10 - 20 Years	3.0
20 - 30 Years	0.4

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.0%
AA	0.0
A	2.4
BBB	3.7
BB	10.0
B	10.1
Below B	2.5
Not Rated	71.3

Credit-quality ratings are obtained from S&P. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Total Fund Volatility Measures
		DJ
	Convertibles	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.90	0.70
Beta	0.94	0.54

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Micron Technology Inc.	Semiconductors &
	Semiconductor
	Equipment	2.4%
Liberty Media Corp.	Media	2.2
Ctrip.com International	Internet & Direct
Ltd.	Marketing Retail	2.2
Cemex SAB de CV	Construction
	Materials	1.9
Priceline Group Inc.	Internet & Direct
	Marketing Retail	1.8
Citrix Systems Inc.	Software	1.6
Herbalife Ltd.	Personal Products	1.5
DISH Network Corp.	Media	1.4
Rovi Corp.	Software	1.4
NuVasive Inc.	Health Care
	Equipment &
	Supplies	1.3
Top Ten		17.7%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2016, the expense ratio was 0.34%.

Convertible Securities Fund

Sector Diversification (% of market exposure)

Consumer Discretionary	15.1%
Consumer Staples	4.2
Energy	8.1
Financials	8.7
Health Care	12.1
Industrials	11.2
Information Technology	26.7
Materials	5.6
Real Estate	5.0
Telecommunication Services	1.4
Utilities	1.9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through November 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Convertible Securities Fund	3.11%	7.93%	5.89%	$17,728
• • • • • • • •	Convertibles Composite Index	4.62	9.74	5.81	17,589
– – – –	Convertible Securities Funds Average	4.41	8.11	5.17	16,559
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	8.24	14.34	7.10	19,850
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through November 30, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	6.20%	8.93%	3.43%	2.89%	6.32%

Convertible Securities Fund

Financial Statements

Statement of Net Assets
As of November 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Convertible Bonds (94.6%)
Consumer Discretionary (14.8%)
Cineplex Inc. Cvt.	4.500%	12/31/18	CAD	5,713	4,478
Ctrip.com International Ltd. Cvt.	1.000%	7/1/20	USD	19,905	21,485
1 Ctrip.com International Ltd. Cvt.	1.250%	9/15/22	USD	10,800	10,786
1 DISH Network Corp. Cvt.	3.375%	8/15/26	USD	18,649	20,840
Iida Group Holdings Co. Ltd. Cvt.	0.000%	6/18/20	JPY	620,000	5,899
K’s Holdings Corp. Cvt.	0.000%	12/20/19	JPY	260,000	2,793
1 Liberty Interactive LLC Cvt.	1.750%	9/30/46	USD	14,775	15,606
Liberty Media Corp. Cvt.	1.375%	10/15/23	USD	18,369	20,057
1 Liberty Media Corp. Cvt.	2.250%	9/30/46	USD	11,930	12,348
Live Nation Entertainment Inc. Cvt.	2.500%	5/15/19	USD	10,928	11,768
LVMH Moet Hennessy Louis Vuitton SE Cvt.	0.000%	2/16/21	USD	6,591	6,789
NH Hoteles SA Cvt.	4.000%	11/8/18	EUR	5,100	5,776
NHK Spring Co. Ltd. Cvt.	0.000%	9/20/19	USD	4,450	4,695
Priceline Group Inc. Cvt.	0.350%	6/15/20	USD	3,280	4,241
Priceline Group Inc. Cvt.	0.900%	9/15/21	USD	20,485	21,983
ResortTrust Inc. Cvt.	0.000%	12/1/21	JPY	560,000	5,152
SAF-Holland SA Cvt.	1.000%	9/12/20	EUR	2,100	2,676
Sony Corp. Cvt.	0.000%	9/30/22	JPY	960,000	8,853
Steinhoff Finance Holdings GmbH Cvt.	1.250%	8/11/22	EUR	8,700	9,082
Sumitomo Forestry Co. Ltd. Cvt.	0.000%	8/24/18	JPY	430,000	3,957
Suzuki Motor Corp. Cvt.	0.000%	3/31/23	JPY	810,000	8,107
Valeo SA Cvt.	0.000%	6/16/21	USD	6,000	6,338
Vipshop Holdings Ltd. Cvt.	1.500%	3/15/19	USD	7,950	7,950
					221,659
Consumer Staples (3.2%)
Co Economica Delta SA Cvt.	1.000%	12/1/23	EUR	3,300	3,484
Herbalife Ltd. Cvt.	2.000%	8/15/19	USD	24,072	22,071
Marine Harvest ASA Cvt.	0.125%	11/5/20	EUR	8,000	10,332
Vector Group Ltd. Cvt.	1.750%	4/15/20	USD	11,155	12,521
					48,408
Energy (7.0%)
BW Group Ltd. Cvt.	1.750%	9/10/19	USD	6,400	5,760
Cheniere Energy Inc. Cvt.	4.250%	3/15/45	USD	10,245	6,230
1 Chesapeake Energy Corp. Cvt.	5.500%	9/15/26	USD	10,380	10,977
1 Green Plains Inc. Cvt.	4.125%	9/1/22	USD	6,370	7,405
Helix Energy Solutions Group Inc. Cvt.	4.250%	5/1/22	USD	7,430	8,085

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date Currency		(000)	($000)
Oasis Petroleum Inc. Cvt.	2.625%	9/15/23	USD	6,370	8,799
PDC Energy Inc. Cvt.	1.125%	9/15/21	USD	10,341	11,485
1 Scorpio Tankers Inc. Cvt.	2.375%	7/1/19	USD	7,955	6,160
SEACOR Holdings Inc. Cvt.	3.000%	11/15/28	USD	9,702	8,210
SM Energy Co. Cvt.	1.500%	7/1/21	USD	6,610	8,106
Technip SA Cvt.	0.875%	1/25/21	EUR	2,200	3,120
TOTAL SA Cvt.	0.500%	12/2/22	USD	8,000	8,090
Weatherford International Ltd. Cvt.	5.875%	7/1/21	USD	11,225	12,151
					104,578
Financials (12.1%)
AmTrust Financial Services Inc. Cvt.	2.750%	12/15/44	USD	12,385	10,140
Apollo Commercial Real Estate Finance Inc. Cvt.	5.500%	3/15/19	USD	10,480	11,011
Aroundtown Property Holdings plc Cvt.	1.500%	1/18/21	EUR	6,000	6,566
Aroundtown Property Holdings plc Cvt.	3.000%	5/5/20	EUR	4,500	6,100
Azimut Holding SPA Cvt.	2.125%	11/25/20	EUR	9,400	10,077
Blackstone Mortgage Trust Inc. Cvt.	5.250%	12/1/18	USD	8,775	9,751
Brait SE Cvt.	2.750%	9/18/20	GBP	2,900	3,320
BUWOG AG Cvt.	0.000%	9/9/21	EUR	5,900	6,288
CapitaLand Ltd. Cvt.	2.800%	6/8/25	SGD	15,000	10,159
China Overseas Finance Investment
Cayman V Ltd. Cvt.	0.000%	1/5/23	USD	3,800	3,849
Colony Financial Inc. Cvt.	5.000%	4/15/23	USD	9,169	9,324
Colony Starwood Homes Cvt.	3.000%	7/1/19	USD	1,265	1,427
1 Element Financial Corp. Cvt.	4.250%	6/30/20	CAD	8,650	6,504
1 Element Financial Corp. Cvt.	5.125%	6/30/19	CAD	15,464	12,467
1 Empire State Realty OP LP Cvt.	2.625%	8/15/19	USD	2,035	2,303
Encore Capital Group Inc. Cvt.	3.000%	7/1/20	USD	9,415	8,697
EZCORP Inc. Cvt.	2.125%	6/15/19	USD	8,986	8,919
Glanbia Co-operative Society Ltd. Cvt.	1.375%	6/9/21	EUR	5,300	5,730
Nexity SA Cvt.	0.125%	1/1/23	EUR	6,960	7,264
Portfolio Recovery Associates Inc. Cvt.	3.000%	8/1/20	USD	9,424	8,593
Remgro Jersey GBP Ltd. Cvt.	2.625%	3/22/21	GBP	3,000	3,664
Spirit Realty Capital Inc. Cvt.	2.875%	5/15/19	USD	5,865	6,085
St. Modwen Properties Securities Jersey
Ltd. Cvt.	2.875%	3/6/19	GBP	4,800	5,663
Starwood Property Trust Inc. Cvt.	4.550%	3/1/18	USD	6,106	6,659
Wells Fargo & Co. Cvt.	0.250%	11/6/23	USD	10,745	10,730
					181,290
Health Care (11.9%)
Allscripts Healthcare Solutions Inc. Cvt.	1.250%	7/1/20	USD	5,545	5,340
Array BioPharma Inc. Cvt.	3.000%	6/1/20	USD	6,015	7,887
BioMarin Pharmaceutical Inc. Cvt.	0.750%	10/15/18	USD	11,455	13,223
Depomed Inc. Cvt.	2.500%	9/1/21	USD	7,099	8,457
1 Evolent Health Inc. Cvt.	2.000%	12/1/21	USD	5,950	5,950
HealthSouth Corp. Cvt.	2.000%	12/1/43	USD	11,801	14,021
Horizon Pharma Investment Ltd. Cvt.	2.500%	3/15/22	USD	13,911	14,302
1 Insulet Corp. Cvt.	1.250%	9/15/21	USD	13,375	12,021
Ironwood Pharmaceuticals Inc. Cvt.	2.250%	6/15/22	USD	10,929	12,801
1 Medicines Co. Cvt.	2.750%	7/15/23	USD	7,450	7,306
Medidata Solutions Inc. Cvt.	1.000%	8/1/18	USD	9,870	11,338
Nevro Corp. Cvt.	1.750%	6/1/21	USD	5,965	6,424
1 NuVasive Inc. Cvt.	2.250%	3/15/21	USD	16,190	20,015
Qiagen NV Cvt.	0.375%	3/19/19	USD	3,400	3,796
Qiagen NV Cvt.	0.875%	3/19/21	USD	4,600	5,319

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Recipharm AB Cvt.	2.750%	10/6/21	SEK	34,000	3,599
Spectranetics Corp. Cvt.	2.625%	6/1/34	USD	10,473	10,237
Wright Medical Group Inc. Cvt.	2.000%	2/15/20	USD	15,100	15,676
					177,712
Industrials (11.0%)
51job Inc. Cvt.	3.250%	4/15/19	USD	12,459	13,308
Aecon Group Inc. Cvt.	5.500%	12/31/18	CAD	1,852	1,430
Airbus Group SE Cvt.	0.000%	6/14/21	EUR	6,600	7,541
Brenntag Finance BV Cvt.	1.875%	12/2/22	USD	9,500	9,804
Carillion Finance Jersey Ltd. Cvt.	2.500%	12/19/19	GBP	5,600	6,769
CRRC Corp. Ltd. Cvt.	0.000%	2/5/21	USD	8,000	8,460
DP World Ltd. Cvt.	1.750%	6/19/24	USD	7,400	7,234
Dycom Industries Inc. Cvt.	0.750%	9/15/21	USD	5,567	5,825
General Cable Corp. Cvt.	4.500%	11/15/29	USD	10,170	7,748
GVM Debentures Lux 1 SA Cvt.	5.750%	2/14/18	EUR	7,200	6,654
Huron Consulting Group Inc. Cvt.	1.250%	10/1/19	USD	12,197	11,961
Johnson Electric Holdings Ltd. Cvt.	1.000%	4/2/21	USD	4,500	4,763
Keihan Electric Railway Co. Ltd. Cvt.	0.000%	3/30/21	JPY	490,000	4,409
KEYW Holding Corp. Cvt.	2.500%	7/15/19	USD	6,675	6,891
Larsen & Toubro Ltd. Cvt.	0.675%	10/22/19	USD	5,715	5,501
LIXIL Group Corp. Cvt.	0.000%	3/4/22	JPY	280,000	2,533
Macquarie Infrastructure Corp. Cvt.	2.000%	10/1/23	USD	12,720	12,728
Nagoya Railroad Co. Ltd. Cvt.	0.000%	12/11/24	JPY	750,000	7,465
Prysmian SPA Cvt.	1.250%	3/8/18	EUR	3,300	3,987
Sacyr SA Cvt.	4.000%	5/8/19	EUR	4,400	3,780
Safran SA Cvt.	0.000%	12/31/20	EUR	3,430	3,789
Shimizu Corp. Cvt.	0.000%	10/16/20	JPY	580,000	5,513
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	5,250	5,888
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	500	579
1 Tutor Perini Corp. Cvt.	2.875%	6/15/21	USD	9,150	10,122
					164,682
Information Technology (25.9%)
Abigrove Ltd. Cvt.	0.500%	4/29/21	USD	4,000	4,960
Advanced Micro Devices Inc. Cvt.	2.125%	9/1/26	USD	3,190	4,141
Advanced Semiconductor Engineering Inc. Cvt.	0.000%	3/27/18	USD	6,600	6,260
Akamai Technologies Inc. Cvt.	0.000%	2/15/19	USD	7,760	8,046
1 Blackhawk Network Holdings Inc. Cvt.	1.500%	1/15/22	USD	13,765	14,040
Canadian Solar Inc. Cvt.	4.250%	2/15/19	USD	1,535	1,421
Cardtronics Inc. Cvt.	1.000%	12/1/20	USD	15,232	16,870
1 Ciena Corp. Cvt.	3.750%	10/15/18	USD	3,825	4,772
Citrix Systems Inc. Cvt.	0.500%	4/15/19	USD	20,855	23,566
1 CSG Systems International Inc. Cvt.	4.250%	3/15/36	USD	12,690	13,927
1 Cypress Semiconductor Corp. Cvt.	4.500%	1/15/22	USD	17,355	19,383
1 DH Corp. Cvt.	5.000%	9/30/20	CAD	10,493	7,636
Electronics For Imaging Inc. Cvt.	0.750%	9/1/19	USD	15,515	16,407
Envestnet Inc. Cvt.	1.750%	12/15/19	USD	6,410	6,118
Euronet Worldwide Inc. Cvt.	1.500%	10/1/44	USD	10,404	12,004
Finisar Corp. Cvt.	0.500%	12/15/33	USD	12,505	15,569
Indra Sistemas SA Cvt.	1.250%	10/7/23	EUR	5,300	5,122
1 Inphi Corp. Cvt.	0.750%	9/1/21	USD	14,650	15,776
Integrated Device Technology Inc. Cvt.	0.875%	11/15/22	USD	12,704	12,958
InterDigital Inc. Cvt.	1.500%	3/1/20	USD	16,027	19,443
j2 Global Inc. Cvt.	3.250%	6/15/29	USD	13,971	17,202
1 Knowles Corp. Cvt.	3.250%	11/1/21	USD	9,785	11,094

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Microchip Technology Inc. Cvt.	1.625%	2/15/25	USD	11,090	14,708
Micron Technology Inc. Cvt.	3.000%	11/15/43	USD	38,645	35,433
1 Nuance Communications Inc. Cvt.	1.000%	12/15/35	USD	7,080	6,562
Nuance Communications Inc. Cvt.	1.500%	11/1/35	USD	3,080	3,072
ON Semiconductor Corp. Cvt.	1.000%	12/1/20	USD	16,465	16,444
Proofpoint Inc. Cvt.	0.750%	6/15/20	USD	9,505	11,252
Rovi Corp. Cvt.	0.500%	3/1/20	USD	20,129	20,330
Semiconductor Manufacturing International
Corp. Cvt.	0.000%	7/7/22	USD	3,000	3,825
Synchronoss Technologies Inc. Cvt.	0.750%	8/15/19	USD	12,351	14,265
Ubisoft Entertainment SA Cvt.	0.000%	9/27/21	EUR	2,906	3,213
Workday Inc. Cvt.	0.750%	7/15/18	USD	1,005	1,175
					386,994
Materials (5.5%)
APERAM Cvt.	0.625%	7/8/21	USD	6,200	7,595
Bekaert SA Cvt.	0.000%	6/9/21	EUR	4,500	4,853
Buzzi Unicem SPA Cvt.	1.375%	7/17/19	EUR	2,100	2,993
Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	18,082	18,816
Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	9,120	9,559
1 Chemtrade Logistics Income Fund Cvt.	5.250%	6/30/21	CAD	5,331	4,050
Kansai Paint Co. Ltd. Cvt.	0.000%	6/17/22	JPY	600,000	5,364
OCI Cvt.	3.875%	9/25/18	EUR	4,600	4,558
Outokumpu OYJ Cvt.	3.250%	2/26/20	EUR	1,600	1,918
Silver Standard Resources Inc. Cvt.	2.875%	2/1/33	USD	6,705	6,257
Stillwater Mining Co. Cvt.	1.750%	10/15/32	USD	7,227	9,305
Teijin Ltd. Cvt.	0.000%	12/12/18	JPY	80,000	804
Teijin Ltd. Cvt.	0.000%	12/10/21	JPY	610,000	6,472
					82,544
Telecommunication Services (1.3%)
America Movil SAB de Cvt.	0.000%	5/28/20	EUR	5,600	5,739
Inmarsat plc Cvt.	3.875%	9/9/23	USD	6,200	6,419
Telenor East Holding II AS Cvt.	0.250%	9/20/19	USD	7,600	7,954
					20,112
Utilities (1.9%)
China Yangtze Power International BVI 1 Ltd.
Cvt.	0.000%	11/9/21	USD	4,785	4,773
Northland Power Inc. Cvt.	4.750%	6/30/20	CAD	6,225	5,075
Northland Power Inc. Cvt.	5.000%	6/30/19	CAD	2,661	2,160
1 NRG Yield Inc. Cvt.	3.250%	6/1/20	USD	5,935	5,712
Pattern Energy Group Inc. Cvt.	4.000%	7/15/20	USD	9,210	8,974
Superior Plus Corp. Cvt.	6.000%	6/30/19	CAD	2,522	1,930
					28,624
Total Convertible Bonds (Cost $1,388,211)					1,416,603

Convertible Securities Fund

			Market
			Value•
	Coupon	Shares	($000)
Convertible Preferred Stocks (3.7%)
Consumer Staples (0.9%)
Bunge Ltd. Pfd.	4.875%	129,625	12,882

Energy (1.0%)
Southwestern Energy Co. Pfd.	6.250%	306,700	8,405
WPX Energy Inc. Pfd.	6.250%	86,416	6,057
			14,462
Financials (1.3%)
American Tower Corp. Pfd.	5.500%	165,500	16,819
1 Mandatory Exchangeable Trust Pfd.	5.750%	29,900	3,452
			20,271
Information Technology (0.5%)
Belden Inc. Pfd.	6.750%	66,700	7,071
Total Convertible Preferred Stocks (Cost $50,099)			54,686
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
2 Vanguard Market Liquidity Fund (Cost $9,914)	0.691%	99,136	9,914
Total Investments (99.0%) (Cost $1,448,224)			1,481,203

			Amount
			($000)
Other Assets and Liabilities (1.0%)
Other Assets
Investment in Vanguard			115
Receivables for Investment Securities Sold			16,865
Receivables for Accrued Income			8,147
Receivables for Capital Shares Issued			2,175
Other Assets			16,927
Total Other Assets			44,229
Liabilities
Payables for Investment Securities Purchased			(21,184)
Payables for Capital Shares Redeemed			(3,059)
Payables to Vanguard			(3,646)
Other Liabilities			(827)
Total Liabilities			(28,716)
Net Assets (100%)
Applicable to 118,129,111 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,496,716
Net Asset Value Per Share			$12.67

Convertible Securities Fund

At November 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,495,680
Undistributed Net Investment Income	1,994
Accumulated Net Realized Losses	(46,584)
Unrealized Appreciation (Depreciation)
Investment Securities	32,979
Forward Currency Contracts	12,675
Foreign Currencies	(28)
Net Assets	1,496,716

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate value of these securities was $267,214,000, representing 17.9% of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
CAD—Canadian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
SEK—Swedish krona.
SGD—Singapore dollar.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Year Ended
November 30, 2016
($000)
Investment Income
Income
Dividends	5,876
Interest[1,2]	30,675
Total Income	36,551
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,227
Performance Adjustment	(3,200)
The Vanguard Group—Note C
Management and Administrative	2,813
Marketing and Distribution	265
Custodian Fees	72
Auditing Fees	43
Shareholders’ Reports	17
Trustees’ Fees and Expenses	3
Total Expenses	5,240
Net Investment Income	31,311
Realized Net Gain (Loss)[1]
Investment Securities Sold	(46,583)
Foreign Currencies and Forward Currency Contracts	3,932
Realized Net Gain (Loss)	(42,651)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	52,356
Foreign Currencies and Forward Currency Contracts	(4,046)
Change in Unrealized Appreciation (Depreciation)	48,310
Net Increase (Decrease) in Net Assets Resulting from Operations	36,970
1 Interest income and realized net gain (loss) from affiliated companies of the fund were $142,000 and $5,000, respectively.
2 Interest income is net of foreign withholding taxes of $42,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,311	34,926
Realized Net Gain (Loss)	(42,651)	26,394
Change in Unrealized Appreciation (Depreciation)	48,310	(48,891)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,970	12,429
Distributions
Net Investment Income	(30,592)	(34,408)
Realized Capital Gain[1]	(18,604)	(143,706)
Total Distributions	(49,196)	(178,114)
Capital Share Transactions
Issued	109,702	141,337
Issued in Lieu of Cash Distributions	44,703	161,732
Redeemed	(386,378)	(397,715)
Net Increase (Decrease) from Capital Share Transactions	(231,973)	(94,646)
Total Increase (Decrease)	(244,199)	(260,331)
Net Assets
Beginning of Period	1,740,915	2,001,246
End of Period[2]	1,496,716	1,740,915

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $40,124,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,994,000 and $13,980,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.67	$13.85	$14.64	$12.95	$12.12
Investment Operations
Net Investment Income	.259	.251	.287	.333	.407
Net Realized and Unrealized Gain (Loss)
on Investments	.117	(.180)	.313	2.101	1.134
Total from Investment Operations	.376	.071	.600	2.434	1.541
Distributions
Dividends from Net Investment Income	(. 237)	(. 241)	(. 425)	(. 355)	(. 534)
Distributions from Realized Capital Gains	(.139)	(1.010)	(. 965)	(. 389)	(.177)
Total Distributions	(.376)	(1.251)	(1.390)	(.744)	(.711)
Net Asset Value, End of Period	$12.67	$12.67	$13.85	$14.64	$12.95

Total Return[1]	3.11%	0.55%	4.33%	19.65%	13.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,497	$1,741	$2,001	$2,060	$1,643
Ratio of Total Expenses to Average Net Assets[2]	0.34%	0.38%	0.41%	0.63%	0.52%
Ratio of Net Investment Income to
Average Net Assets	2.04%	1.86%	2.02%	2.41%	3.23%
Portfolio Turnover Rate	103%	95%	85%	101%	82%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.21%), (0.17%), (0.15%), 0.07%, and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net

Convertible Securities Fund

amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended November 30, 2016, the fund’s average investment in forward currency contracts represented 22% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Convertible Securities Fund

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged). For the year ended November 30, 2016, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before a decrease of $3,200,000 (0.21%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2016, the fund had contributed to Vanguard capital in the amount of $115,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Bonds	—	1,410,653	5,950
Convertible Preferred Stocks	—	54,686	—
Temporary Cash Investments	9,914	—	—
Forward Currency Contracts—Assets	—	13,378	—
Forward Currency Contracts—Liabilities	—	(703)	—
Total	9,914	1,478,014	5,950

Convertible Securities Fund

E. At November 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Singapore dollar currency contracts, is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	1/19/17	EUR	11,786	USD	12,894	(369)
UBS AG	1/19/17	CAD	1,779	USD	1,327	(1)
UBS AG	1/19/17	CAD	740	USD	551	—
UBS AG	1/19/17	JPY	61,500	USD	539	—
UBS AG	1/19/17	USD	145,969	EUR	132,446	5,205
UBS AG	1/19/17	USD	70,099	JPY	7,264,310	6,415
UBS AG	1/19/17	USD	50,548	CAD	66,225	1,217
UBS AG	1/19/17	USD	19,433	GBP	15,765	(322)
UBS AG	1/19/17	USD	10,689	SGD	14,800	363
UBS AG	1/19/17	USD	3,875	SEK	33,985	178
UBS AG	1/19/17	USD	3,135	EUR	2,960	(11)
						12,675
Refer to the Statement of Net Assets for currency abbreviations.

At November 30, 2016, counterparties had deposited in segregated accounts securities and cash with a value of $11,531,000 in connection with open forward currency contracts. After November 30, 2016, the counterparty posted additional collateral of $1,720,000 in connection with open forward currency contracts as of November 30, 2016.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to mark-to-market of open forward currency contracts. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2016, the fund realized net foreign currency losses of $8,526,000 (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the year ended November 30, 2016, the fund realized net losses of $4,179,000 from the sale of these securities, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Convertible Securities Fund

For tax purposes, at November 30, 2016, the fund had $4,922,000 of ordinary income available for distribution. The fund had available capital losses totaling $34,211,000 that may be carried forward indefinitely to offset future net capital gains.

At November 30, 2016, the cost of investment securities for tax purposes was $1,448,224,000. Net unrealized appreciation of investment securities for tax purposes was $32,979,000, consisting of unrealized gains of $75,230,000 on securities that had risen in value since their purchase and $42,251,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2016, the fund purchased $1,556,781,000 of investment securities and sold $1,773,536,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended November 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	8,932	10,764
Issued in Lieu of Cash Distributions	3,668	12,705
Redeemed	(31,874)	(30,554)
Net Increase (Decrease) in Shares Outstanding	(19,274)	(7,085)

I. Management has determined that no material events or transactions occurred subsequent to November 30, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the “Fund”) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 12, 2017

Special 2016 tax information (unaudited) for Vanguard Convertible Securities Fund

This information for the fiscal year ended November 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $18,615,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $3,528,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 19.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Convertible Securities Fund
Periods Ended November 30, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	3.11%	7.93%	5.89%
Returns After Taxes on Distributions	2.02	5.77	3.66
Returns After Taxes on Distributions and Sale of Fund Shares	1.99	5.61	3.93

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	5/31/2016	11/30/2016	Period
Based on Actual Fund Return	$1,000.00	$1,044.78	$1.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.30	1.72

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from S&P. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Convertibles Composite Index: CS First Boston Convertible Securities Index through November
30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill
Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America
Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300
Convertibles ex-US Index (hedged) thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q820 012017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2016: $43,000
Fiscal Year Ended November 30, 2015: $42,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2016: $9,629,849
Fiscal Year Ended November 30, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2016: $2,717,627
Fiscal Year Ended November 30, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2016: $254,050
Fiscal Year Ended November 30, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2016: $214,225
Fiscal Year Ended November 30, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2016: $468,275
Fiscal Year Ended November 30, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 17, 2017
VANGUARD CONVERTIBLE SECURITIES FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 17, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.